ASSET PURCHASE AGREEMENT





     THIS ASSET PURCHASE AGREEMENT ("AGREEMENT") MADE AS OF THE 19TH DAY OF

NOVEMBER,  1998, BY AND AMONG RELIABILITY INCORPORATED, A TEXAS CORPORATION

(THE "PURCHASER"), BASIC ENGINEERING SERVICES AND TECHNOLOGY LABS,  INC., A

CALIFORNIA  CORPORATION   (THE   "SELLER"),   AND   ISAM  QUBAIN,  MAJORITY

STOCKHOLDER OF THE SELLER ("SHAREHOLDER").

                           W I T N E S S E T H:

     WHEREAS, the parties hereto desire to enter into  an agreement whereby

Seller will transfer to Purchaser, and Purchaser will acquire  from  Seller certain assets;

     NOW,  THEREFORE,  for  and  in  consideration  of the premises and the mutual covenants herein set forth, the parties hereto agree as follows:

     1.   CERTAIN  DEFINITIONS.   For  purposes  of  this   Agreement,  the

following terms shall have the following meanings:

          (a)  "Backlog"  shall  mean  all  Devices at the Locations  on  a specified  date  held for Processing and any received  thereafter  and  all orders for burn-in  boards  and other products to be manufactured by Seller at a Location.

          (b)  "Closing"  shall   mean  consummation  of  the  transactions

provided for herein.

          (c)  "Closing Date" shall have the meaning set out in Section 5.

          (d)  "Contracts"   shall  mean   those   contracts,   agreements,

undertakings, commitments and leases listed on Schedule 10(j).

          (e)  "Costs" shall have the meaning set out in Section 16.

          (f)  "Customer Property" has the meaning set out in Section 2.

          (g)  "Devices" shall mean integrated circuits.

                                     1

          (h)  "Disclosure  Package"  is  the  information  package  to  be delivered by Seller pursuant  to  Section 6 within five business days after the execution hereof, containing all  of  the  Schedules required of Seller and referred to herein.

          (i)  "Effective Date" shall mean December 1, 1998.

          (j)  "Equipment" means all equipment,  machinery,  tools,  office and other furniture, fixtures, leasehold improvements, burn-in boards,  and vehicles,  located  at or used in connection with the business conducted at the Locations.

          (k)  "Inventory"  shall  mean  all merchandise held for resale by the Seller on the Closing Date at the Locations,  including but not limited to burn-in boards and other products, and all materials,  raw  products and supplies  used in the manufacture of burn-in boards and other products  for

Seller's customers at the Locations.

          (l)  "Locations"  shall  mean  both of, and "Location" shall mean either of, the Seller's test laboratories  in  Austin,  Texas  (the "Austin

Location") and Singapore (the "Singapore Location").

          (m)  "Note" shall mean the note given in partial payment  of  the purchase price, as described in Section 4(c).

          (n)  "Processing"   or  "Processed"  shall  mean  burn-in,  test,

processing and any other services  specified  by  a customer performed on a customer's Device.

          (o)  "Proprietary  Rights" shall mean all  those  trade  secrets,

copyrights   (and  applications  therefor),   patents   (and   applications

therefor),  technical   documentation,   programs  and  software,  computer

programs, plans, designs, drawings and other  instructions  to  conduct the

Processing,  specifications,  inspection  reports and intellectual property rights listed on Schedule 10(s) and all proprietary rights and intellectual property rights necessary to operate the business at the Locations.

          (p)  "Purchaser's Designee" shall  mean Reliability Singapore Pte

Ltd.

                                     2

          (q)  "RI  Shares"  shall mean the shares  of  Purchaser's  Common

Stock, no par value, to be issued hereunder.

          (r) "SEC" shall mean the Securities and Exchange Commission.

          (s)  "Work-in-Progress"  means all Devices being Processed at the

Locations at a specified time and all  burn-in  boards  and  other products being manufactured for Seller's customers at the Locations.

     2.   SALE AND PURCHASE OF ASSETS. Subject to the terms and  conditions herein  set  forth,  Seller  agrees  to sell, convey, assign, transfer  and deliver to Purchaser, the following assets (collectively, the "Assets"):

          (a) all of the Equipment;

          (b) all of the Inventory;

          (c)  all of the Seller's interest  in  those licenses and permits listed on Schedule 10(k);

          (d) all of the Contracts specified on Exhibit 2(d);

          (e)  all of the Seller's books and records  with  respect  to the

Locations relating  to:

                    (i)   customer   and   supplier   lists,   records  and

          correspondence;

                    (ii)    purchase   orders   representing   orders   for

          merchandise purchased  or  sold by the Seller and for services to be provided by Seller;

                    (iii) all documents relating to Backlog and all Work-in

          Progress as of the Effective Date;

                    (iv) all books of account, copies of invoices and back-

          up data for the accounts receivable; and

                    (v) employees;

                                     3

          (f)  all of the Seller's interest  in  the  telephone numbers and telephones used by the Seller;

          (g) all office and maintenance supplies at the Locations;

          (h) all Proprietary Rights;

          (i)  the prepaid expenses, deposits and other assets described on

Schedule 2(j) hereto, and all contracts or agreements with respect thereto;

and

          (j)  Seller's  customer  lists and goodwill associated  with  the business operated at the Locations.

     All of the Assets shall be delivered  free  and  clear  of  any liens,

claims, pledges, security interests, mortgages or encumbrances of any kind.

Purchaser  is not purchasing the cash, bank accounts, or insurance  of  the

Seller.

     In addition, at Closing Seller will deliver possession of:

          (a)  All Backlog as of the Closing Date;

          (b)  All Work-in-Progress as of the Closing Date; and

          (c)  All   customer   equipment,  software,  burn-in  boards  and

property  as  identified  on  Schedule   10(d)  and  all  customer  Devices

(collectively "Customer Property").

     3.   CONSIDERATION.  Purchaser agrees  that,  subject to the terms and conditions  of this Agreement, and in full consideration  for  and  against delivery of appropriate  bills  of  sale,  assignments  and other necessary transfer documents, Purchaser shall pay to Seller $1,790,000  in  cash plus

475,000  RI Shares, valued as provided in Section 6 (the "Purchase Price"),

paid as set  out  in Section 4.  The Purchase Price will be allocated among the Assets as set out  on  Exhibit  3, which will be prepared by Seller and

Purchaser pursuant to Section 6, in a manner such that the amount allocated to  Class  I, II and III Assets as described  in  IRS  Form  8594  will  be

Seller's federal income tax basis of approximately



                                     4

US$2,770,000 in such Assets and the amount in excess of such basis shall be allocated to  Class  IV  Assets  as described in that Form, with $50,000 of such Class IV Asset allocation allocated  to  the  covenant  not to compete described in Section 17.  Seller and Purchaser agree that the allocation on

Exhibit  3  shall  be  binding  on  the parties for all applicable federal,

state, local and foreign tax purposes.   Seller and Purchaser agree to file

all information reports, including, but not  limited to, IRS Form 8594, and to report gain or loss, as the case may be, in  a  manner  consistent  with

Exhibit 3 on all tax returns filed by either of them subsequent to Closing,

and  not  to  voluntarily  take  any inconsistent approach therewith in any administrative or judicial proceedings relating to such returns.

     4.   PAYMENT OF PURCHASE PRICE.   The  Purchase Price shall be paid as

follows:

          (a)  At Closing, Purchaser shall deliver  to  Seller  a cashier's check  for  $1,000,000,  or  will  wire  transfer  such  amount to Seller's account.

          (b)  At Closing, Purchaser shall deliver to Seller  a certificate or certificates representing the RI Shares.

          (c)  At Closing, Purchaser will deliver its non-interest  bearing promissory note ("Note") for $790,000, such note to be due six months after

Closing and to be in substantially the form of Exhibit 4 hereto.  Purchaser may  offset  against  the  Note any amounts due to Purchaser under Sections

7(b), 7(c), 9, and 16 hereof.

     5.   CLOSING.  The Closing shall take place at the offices of Butler &

Binion, L.L.P., Houston, Texas  at  10:00  a.m.  on  December  1, 1998 (the

"Closing  Date"),  or  at  such  other  place or on such other date as  the

parties   may   mutually   agree   upon.    Anything    herein    contained

notwithstanding,  if Closing has not occurred by December 21, 1998,  either

Purchaser or Seller may terminate this Agreement, provided however, that if a party's failure to  comply  with any provision of this Agreement shall be the reason that Closing has not  occurred,  such  party  shall not have the right to terminate this Agreement.

                                     5

At the Closing, the parties hereto will deliver such instruments as are described in Section 20 and possession of the Assets, the Backlog, Work-in-

Progress and Customer Property.6.

                                                            DISCLOSURE

PACKAGE AND EXHIBITS.  On the execution hereof, none of the Schedules referred to herein required of Seller have been delivered by Seller.

Seller agrees to deliver to Purchaser within five business days of the execution hereof, all Schedules referred to herein except Schedule 11(d),

which was prepared by Purchaser and delivered to Seller on the date hereof.

Purchaser shall have three business days after receipt of the complete

Disclosure Package to review the Schedules and determine, in its sole discretion, whether to go forward with the transactions provided for herein or to notify Seller that Purchaser has terminated this Agreement, in which case none of the parties hereto shall have any further obligations to the others.  Exhibits 2(d), 2(j), 3, and 12(k) are not attached hereto, pending receipt of the Disclosure Package.  Within five business days after receipt of the complete Disclosure Package, unless Purchaser elects to terminate this Agreement, Purchaser shall prepare and deliver to Seller Exhibits

2(d), 2(j), and 12(k).  On or before Closing, the parties hereto will jointly agree on the value of the 475,000 RI Shares for purposes of determining the amount of the Purchase Price and prepare Exhibit 3.  Seller also agrees to deliver at Closing any updated Schedules required by the terms of this Agreement.  At Closing, Purchaser will deliver to Seller any filings made by Purchaser with the SEC and any press releases made by

Purchaser after the date hereof and will update Schedule 11(d).

     7.   ASSUMPTION OF CERTAIN OBLIGATIONS.

          (a)  CONTRACTS.  Purchaser agrees to assume Seller's  obligations arising  from  and after the Closing Date under the Contracts specified  in

Exhibit 2(d); such  assumption does not include any unpaid accounts payable of the Seller or any obligations which arose prior to Closing.

                                     6

          (b)  WORK-IN-PROGRESS.   Purchaser  agrees to assume and complete

all  Work-in-Progress  on  the  Closing  Date and to  perform  all  ordered

Processing  on  the  Backlog.   Purchaser agrees  to  respond  to  customer

inquiries about missing, damaged  or  improperly  Processed  Devices at the

Locations, but if any customer claim results in any Costs to Purchaser  and is based on facts, events, actions or non-actions of Seller before Closing,

Seller  shall  reimburse Purchaser for all Costs associated with responding to such inquiries,  re-Processing  Devices  or  payments  to  customers for

missing  Devices.   Purchaser  agrees  to  give  Seller notice of any  such

customer claim.

          (c)  NON-ASSUMPTION.  All indebtedness,  obligations,  claims and liabilities (absolute, contingent or otherwise) of whatsoever nature of the

Seller not specifically assumed by Purchaser pursuant to Sections  7(a) and

7(b)  (including,  but not limited to, accounts payable, contracts, leases,

environmental  liabilities,  accrued  liabilities,  debts,  taxes,  payroll deposits,  all obligations  to  employees  for  wages,  salaries,  bonuses,

vacation, time-off,  or other compensation, and warranty obligations) shall be and remain the sole  obligation  of  the  Seller,  and  the Seller shall indemnify, defend and hold Purchaser harmless from any and all  thereof and all  Costs,  as defined in Section 16, incurred by Purchaser or Purchaser's

Designee in connection  with  any  liability not assumed.  Purchaser and/or

Purchaser's  Designee will assume any  accrued  vacation,  compensation  or time-off due any  employee  of  Seller  and  the 13{th}  month bonus due to

Singapore employees, all as of the Closing Date,  and  will  offset against the Note all amounts assumed and allocable to the period before the Closing

Date.  The Seller agrees that on and after the Closing Date it  will pay or otherwise  provide  for  the payment and discharge of all other obligations and liabilities not assumed  by Purchaser.  Any amounts due to Purchaser or

Purchaser's Designee under this  Section  7(c)  may  be  offset against the

Note.

                                     7

     8.   ACCESS TO INFORMATION, PREMISES.

          (a)  Pending  the Closing and while the audit is  being  prepared pursuant to Section 9(a),  Shareholder  and Seller shall give to Purchaser,

its counsel, accountants, employees and other  representatives, full access during  normal  business hours, to all of the Seller's  properties,  books,

contracts,  commitments   and  records;  and  Shareholder  and  the  Seller

authorize  Purchaser to talk  to  the  Seller's  customers,  suppliers  and employees about  the  Seller's business and such employee's job and duties.

Shareholder and Seller  will  also  use all reasonable efforts to afford to

Purchaser  access  to  the work papers of  the  Seller's  accountants,  and

Shareholder  and  Seller  shall  use  all  reasonable  efforts  to  furnish

Purchaser with all such information  concerning  Seller  and its affairs as

Purchaser may reasonably request.  Pending Closing and while  the  audit is being conducted, Shareholder and Seller shall cause Seller's employees,  to be  reasonably  available to Purchaser, its counsel, accountants, employees and other representatives in any investigation undertaken by Purchaser.

          (b)  For  a  period  of  two  years following the Closing, Seller agrees to afford the Purchaser full access  during normal business hours to the  books  and records of the Seller relating  to  the  operation  of  the business at the  Locations  for  any  proper purpose, including Purchaser's need to audit certain periods for purposes  of SEC Regulations S-X and S-K,

and Seller agrees to use its best efforts to  preserve  and  maintain  such records.

          (c)  The  parties  hereto  agree that any information supplied to the other shall be held in such confidence as the supplying party maintains and agree not to use or disclose such  information;  provided however, that to  the  extent that any of such information is (i) published  by  a  third party from  a  source  other than any party hereto, (ii) a matter of public knowledge generally or in the semi-conductor equipment or Device Processing business, (iii) disclosed to any party hereto by a third party, not subject to a

                                     8
confidentiality agreement,  (iv)  already  known  to  the party to whom the information  is  supplied,  or  (v)  required by law to be disclosed,  such information need not be held in confidence.

     9.   AUDIT AND ACCOUNTING FOR INTERIM PERIOD.

          (a)  Purchaser shall engage  Ernst  & Young LLP ("EY") to perform an audit of operations at the Locations as of October  31, 1998, such audit to  cover  the  period  January  1, 1998 through October 31,  1998,  to  be prepared in accordance with U.S. generally  accepted  accounting principles and to meet the requirements of Exhibit 9(a). Such audit shall be delivered to Purchaser within 45 days after Closing.  Seller agrees to cooperate with

Purchaser in the preparation of such audit.

          (b)  Within  30  days  after  Closing,  Seller shall  present  to

Purchaser a Statement of Operations for each Location  for  the period from

December  1,  1998 through the Closing Date.  If Purchaser does  not  agree with Seller's Statement  of Operations for the period from December 1, 1998 through the Closing Date for  either  Location,  Seller  will  direct Price

Waterhouse, as it relates to Singapore, and EY, as it relates to Austin, to audit the Statement of Operations for such Location.  The final  profit  or loss  for  a  Location,  if Purchaser does not accept Seller's Statement of

Operations therefor, will  be the profit or loss determined by the audit by

Price Waterhouse in Singapore and EY in Austin.  If Purchaser owes Seller a payment for a loss, such payment  shall  be  made within five business days

after final computation of the loss pursuant to  this  Section.   Purchaser

may  offset  against  the Note any profit resulting from operations at  the

Locations after December  1,  1998,  such  offset  to  be  made within five business  days after the final computation of the profit pursuant  to  this

Section.  Any  payment  or offset under this Section shall be treated as an adjustment to the Purchase Price.



                                     9

     10.  REPRESENTATIONS  AND  WARRANTIES  OF SELLER AND SHAREHOLDER.  The

Seller and Shareholder, jointly and severally,  hereby  represent,  warrant and agree as follows:

          (a)  CORPORATE.   Seller is a corporation duly organized, validly

existing and in good standing  under  the  laws of the State of California,

has  the corporate power to enter into and perform  its  obligations  under this Agreement and to carry on its business as it is now conducted.  Seller is qualified or authorized to do business in Texas and Singapore.

          (b)  NO  SUBSIDIARIES.   The  operations  at  the  Locations  are

conducted by Seller, and not by a subsidiary or another entity.

          (c)  AUTHORIZATION.   All  corporate proceedings required for the

execution  and  delivery of this Agreement  and  the  consummation  of  the

transactions contemplated  hereby  by  the Seller have been taken.   Seller

has  the  full corporate right, power and  authority  to  enter  into  this

Agreement and  consummate  the sale of the Assets.  This Agreement, and the instruments of transfer with  respect  to  the  Assets, constitute, or will constitute  when  delivered,  the legal, valid and binding  obligations  of

Seller  and Shareholder, enforceable  against  Seller  and  Shareholder  in

accordance  with  their  respective  terms.   The  execution,  delivery and

performance  of  this  Agreement  by Seller will not violate or breach  the

Articles of Incorporation or bylaws of the Seller, nor will they violate or breach, whether with the giving of  notice  or  the passage of time or not,

the provisions of any agreement to which the Seller  or  Shareholder  is  a party  or by which either of them or their respective properties are bound.

Neither  the execution and delivery of this Agreement, nor the carrying out of the transactions  contemplated  hereby, will result in any violation of,

or be in conflict with, any law, order,  decree or regulation applicable to the Seller or Shareholder, and, except as  set  out  on  Schedule 10(c), no consent, approval or authorization of any lender, trustee,  security holder or governmental

                                    10
agency   is  required  in  connection  with  the  execution,  delivery   or

performance by the Seller or Shareholder of this Agreement.

          (d)  ASSETS.   Schedule  10(d)  hereto  is  a  list of all of the

Assets, including for each, description, date of purchase,  original  cost,

accumulated  depreciation through September 30, 1998, and net (depreciated)

book value at  September  30,  1998; such schedule identifies the Assets by

Location,  and  was prepared in accordance  with  U.S.  generally  accepted

accounting principles  consistently  applied.   In  addition to the Assets,

Seller  uses  the  Customer Property identified on Schedule  10(d)  in  its

business at the Locations.   Such  Schedule  10(d)  shows the owner of such

equipment and other property.

          (e)  BOOKS AND RECORDS.  The books and records  of the Seller set forth all of the transactions to which the Seller is a party  or  by  which its  properties  are  bound,  and  such  books and records are accurate and

complete.   The  books  and records transferred  to  Purchaser  at  Closing constitute all of the records  necessary  to  continue  the business at the

Locations after Closing.

          (f)  CAPITAL STOCK OF THE SELLER.  The authorized  capital  stock of  the  Seller  consists  solely  of 20,000,000 shares of common stock, of

which   10,000,000  shares  are  duly  authorized,   validly   issued   and

outstanding,  fully paid and non-assessable.  All of the outstanding shares of capital stock  of the Seller are owned by Shareholder (as Trustee of the

Qubain Family Trust) and Abdul Ghani Maaliki.

          (g)  FINANCIAL  INFORMATION.   Schedule  10(g)  contains  (i) the

Seller's unaudited financial statements as at October 31, 1998, and for the ten  months  then  ended,  and  for  the  year ended December 31, 1997 (the

"Financial Statements"), each containing a  consolidated  and consolidating balance sheet and consolidated and consolidating statement  of  operations,

prepared  in  accordance  with  generally  accepted  accounting principles,

consistently applied, and (ii) a balance sheet and statement  of operations for

                                    11
the  Singapore  Location  and  a  statement  of  operations  for the Austin

Location, all at October 31, 1998, and for the ten months then  ended.  The

Financial  Statements  fairly  present  the  assets, liabilities, financial

condition and results of operations for the periods  indicated.   Except as

set  out on Schedule 10(g), since November 1, 1998, there has not been  and from the date hereof through the Closing Date there will not be, a material adverse  change in the business, properties, prospects, financial condition or operating results of the Locations.

          (h)  LIABILITIES.  Purchaser will not assume or be subject to any liabilities  or obligations of Seller, except those specifically assumed by

Purchaser, as  a  result  of the purchase of Assets and the consummation of the transactions provided for herein.

          (i)  TITLE TO ASSETS.   Seller  is  the  owner  of  and  has good

marketable  title  to  all  of  the  assets  of the Seller reflected in the

October 31, 1998 Financial Statements, the Contracts  and  any other Assets

transferred  hereunder.   The Assets are subject to the liens  set  out  on

Schedule 10(i). All Assets  transferred hereunder will be free and clear of any  and all claims, liens, encumbrances,  mortgages,  security  interests,

conditional  sales agreements, charges, leases, equities or restrictions of every kind and  nature  whatsoever  at  Closing.  At  Closing,  Seller will deliver  release(s)  of any and all liens, claims, encumbrances, mortgages,

security interests, charges,  equities, conditional sales agreement, leases

and restrictions on the Assets.   Except  for  the  Assets  and those items

listed  on  Schedule  10(d)  as  Customer  Property,  none  of  the assets,

property,  vehicles,  plant,  equipment  or fixtures used by Seller in  its business  at the Locations is owned by any  party  (including  Shareholder)

other than  Seller,  and  Seller  owns  or has the right to use all assets,

property, plant, equipment, fixtures and intellectual property necessary to

conduct  its  business  at  the  Locations  as   now   conducted.   Neither

Shareholder,  any  other stockholder of Seller, any officer or director  of

Seller, nor any affiliate of any of them has

                                    12
any claim or interest in any property or asset used by or in the possession of the Seller with respect  to  the  business at the Locations or any claim against the Seller with respect to the  Assets or the operation of business at the Locations.

          (j)  CONTRACTS.  Schedule 10(j)  is  a  list  of  all  contracts,

undertakings,  agreements, leases, understandings and commitments to  which

Seller is a party or under which the Seller  has rights or obligations (the

"Contracts") as  of  the  date  hereof relating to the Locations, including contracts  or  leases for equipment,  offices,  equipment  maintenance  and repair,  trash pickup,  janitorial  services,  burglar  alarms,  and  other services provided to Seller at the Locations or otherwise used or necessary to the business  conducted at the Locations.  Such Schedule will be updated at Closing.  To the  best  knowledge  of  Seller or Shareholder, all of the

Contracts are and will be on the Closing Date in full force and effect, and are and will be on the Closing Date, valid  and enforceable; no default has occurred thereunder, nor has any event occurred  which, with written notice or  the  passage of time, will constitute a default,  and  Seller  has  not received any  notice  of  cancellation  or  non-renewal,  and,  to the best knowledge of Shareholder, there is no basis for cancellation.  No party has

given   notice  of termination of any Contract or notice of intent  not  to renew any renewable  Contract.  Except as set out on Schedule 10(j) hereto,

Seller is not a party  to any contract, agreement or understanding (whether written or oral) with any  officer,  stockholder,  former  employee, former stockholder, employee, agent or consultant that affects any  of  the Assets or  Customer  Property.  Each of the Contracts was executed in the ordinary course of business,  is  not  with  any  related  or  affiliated  party  of

Shareholder,  and  contains  terms  no  less  favorable  to Seller than are generally available for the services to be performed.  If  services  are to be  provided  to Seller under any of the Contracts, such services have been and are being performed  satisfactorily  and timely, in accordance with the terms of the Contract.  With

                                    13
respect to the Lease for the Austin Location,  Seller has paid all required tenant expense escrows, and no additional amounts  will  be  owing  for the period  up  to the Closing Date when 1998 actual expenses are computed  and

allocated to  tenants.   True,  accurate  and complete copies of all of the

Contracts  have  been  delivered to Purchaser.   Except  as  identified  on

Schedule 10(j), no consent  of  any  party  to  a  Contract  is required in connection  with  the  continued  validity,  or to avoid a breach,  of  any

Contract  as  a  result  of  the  transfer  thereof  to   Purchaser.    The

Manufacturing  Services  Agreement with Motorola, dated November ___, 1996,

which has not been signed  by  Motorola,  governs  the relationship between

Seller, operating at the Austin Location, and Motorola,  and  each  of  the parties  thereto  have complied with the contract, whether executed or not.

All consents to assign  the  Contracts  to  be  assumed  by Purchaser under

Section 7(a) will be obtained by Closing.

          (k)  COMPLIANCE  WITH  LAWS.  Schedule 10(k) lists  all  permits,

orders, authorizations or licenses  held  by Seller to conduct its business at the Locations, and no other permits, licenses,  authorizations or orders are  required  in  connection  with the operation of the  business  at  the

Locations.  Except as set out on Schedule 10(k), the Seller has been and is currently conducting its business  at  the Locations in conformity with all applicable laws, including, without limitation, zoning ordinances, building codes, fire codes, environmental laws, rules  and regulations, and all laws and  regulations  relating  to  employment,  equal employment  opportunity,

nondiscrimination,   immigration,   wages,  hours,   benefits,   collective

bargaining, the payment of social security  and similar taxes, occupational safety and health, and plant closings, the violation  of any of which would have a material adverse effect on the Assets or the business  conducted  at

the  Locations.   Seller is not liable for the payment of fines, penalties,

damages or other amounts,  however  designated,  for failure to comply with any law, rule or regulation.  Since January 1, 1993,

                                    14
neither  Seller  nor  Shareholder has received any notice  of  any  alleged violation of any law, rule  or  regulation  which  have  not been remedied.

Seller  is, and at all times in the past has been, in compliance  with  all

environmental   statutes,   rules   and   regulations,  and  there  are  no

environmental conditions at any Location which  are  in  violation  of  any environmental  law,  rule  or regulation, including without limitation, the

Comprehensive Environmental  Response,  Compensation and Liability Act, the

Resource Conservation and Recovery Act, the  Clean Air Act, the Clean Water

Act and any other state, local or federal law, ordinance, regulation, order or  requirement  concerning  the  air, water, soil  or  handling,  storage,

treatment or disposal of materials,  the  violation  of  any of which would have a material adverse effect on the Assets or the business  conducted  at the Locations.  To the best knowledge of Seller or Shareholder, no landlord at  either Location has violated any environmental law, rule or regulation,

and the  real  property and improvements at each Location are in compliance with all applicable  laws,  rules  and  regulations including the Americans with Disabilities Act.  As used in this Section 10(k) and only this Section

10(k), "material adverse effect" means that  Purchaser  would  incur  Costs aggregating $25,000 or more for either Location for fines, penalties and/or corrective actions required by non-compliance with any applicable law, rule or regulation.

          (l)  BACKLOG  AND  WORK-IN-PROGRESS.   At  Closing,  Seller  will

deliver  a  list  of all Backlog and Work-in-Progress as of such date.  All

Backlog and Work-in-Progress  is governed by purchase orders containing the terms and conditions described on Schedule 10(j) as to time of performance,

warranty, payment, and shipment.   Each of such purchase orders for Backlog

and Work-in-Progress has been or will be executed in the ordinary course of business, with third parties not related to, or affiliated with, the Seller and will contain terms, conditions and  pricing  substantially  the same as contained  in current Backlog and Work-in-Progress orders.  Except  as  set out in Schedule 10(l), all of the

                                    15
purchase orders  for  Backlog  and Work-in-Progress can be assigned without consent of any third party, or if  consent  is  required, Seller shall have obtained a consent to the assignment to Purchaser  and  shall  deliver such

consents   at  Closing.   The  plans,  programs,  specifications,  designs,

drawings, and  similar materials delivered at Closing will be sufficient to complete the Backlog and Work-in-Progress.  The Seller has not and will not accept, and no customer  has  or  will  have a prepayment or credit for any

Backlog and Work-in-Progress as of the Closing  Date, and all amounts owing under the purchase orders for such Backlog and Work-in-Progress will be due from customers, subject to completion of the services ordered.

          (m)  SERVICES  PERFORMED.  All Work-in-Progress  at  December  1,

1998 and at the Closing Date, and all testing done between December 1, 1998 and the Closing Date, was, is or  shall be performed in compliance with the relevant customer order, performed  according  to  specifications in a good and workmanlike manner, fit for the purpose intended  and merchantable, and billable upon completion.  Seller's fees for services at  the  Locations as of  November  1  are described on Schedule 10(m) and have not been  changed since then except as described in Schedule 10(m).

          (n)  COMPLETENESS   OF   ASSETS.    The   Assets,  including  the

technology  covered  by the Proprietary Rights and the  Customer  Property,

constitute all of the  personal property and intangible rights necessary or used to operate the Seller's business at the Locations.

          (o)  CONDEMNATION.   Seller  has not been served with or received

notice  of  any condemnation proceeding or  similar  action  affecting  the

Locations, nor  is  there  any  proceeding  or  similar  action  pending or

threatened.   Except  as  disclosed  on Schedule 10(o), there is no current construction or change in access to the  Locations  which  would affect the conduct of business at the Locations.

                                    16

          (p)  YEAR 2000 COMPLIANT.  Except as disclosed on Schedule 10(p),

to  the  best  knowledge  of  Seller  or  Shareholder,  all  of the Assets,

including  the Proprietary Rights and Equipment, and all Customer  Property

is Year 2000 Compliant.  Such schedule shows the status of compliance, what needs to be  completed  for  full compliance, Seller's estimated completion date, and the estimated cost of completion.  Schedule 10(p) also shows what

Seller has done with respect to  third  party  Year  2000  compliance as it

relates  to the Locations, including customers and suppliers.   "Year  2000

Compliant"  means  that  the Assets and Customer Property (a) will function accurately and without interruption  before,  during,  and after January 1,

2000, without any change in operations associated with the  advent  of  the new century; (b) will accurately process date/time data (including, but not limited  to,  calculating, comparing, and sequencing) from into and between the twentieth and  twenty-first centuries, and the years 1999 and 2000; (c)

will accurately perform  leap  year calculations; (d) responds to two-digit year-date input in a way that resolves  the  ambiguity  as  to century in a disclosed,  defined,  and  predetermined  manner;  (e) stores and  provides output of date information in ways that are unambiguous to century; and (f)

will not cause any other Assets  or Customer Property  to  fail or generate errors related to such dates.

          (q)  LITIGATION.    There   is   no  litigation,  proceeding   or

investigation at law or in equity pending, or  to  the  best  knowledge  of

Seller  or Shareholder threatened, against the Seller or Shareholder in any foreign,  federal  or state court or governmental commission, department or

agency,  nor  is  there   any  basis  for  any  litigation,  proceeding  or

investigation against Seller or relating to the business of Seller which if decided adversely, would (i) affect the title of Seller or Purchaser, after

Closing, to the Assets, (ii)  adversely impair or affect in any way the use and enjoyment of the Assets, (iii) which questions, directly or indirectly,

Seller's methods of doing business at the Locations, or

                                    17

(iv) which questions the validity  of any action to be taken pursuant to or

in connection with this Agreement.   Except  as  listed  on Schedule 10(q),

Seller  has not, since January 1, 1993, been a party to any  suit  for,  or received any written claim for, breach of warranty, product liability or of a similar  nature  relating  to  or arising out of the types of merchandise

sold by or service provided by Seller.   There  are  no  judgments, consent

decrees,  orders,  injunctions, or other judicial or administrative  orders outstanding against the Seller.

          (r)  TAXES AND TAX RETURNS.  Seller has filed all tax reports and returns required to  be filed by it for the period through the Closing, and if not timely filed, paid  all  penalties  and  interest  for  late filing,

including  all  U.S.  federal  returns,  sales tax returns, ad valorem  tax returns, Texas franchise tax returns, California  income  and franchise tax

returns and tax returns for all applicable taxes in Singapore.   All taxes,

interest, penalties, assessments or deficiencies, if any, payable by Seller to all applicable federal, Singapore, state, county, municipal or local tax authorities have been duly paid or will be paid by Seller when due.  Seller has paid, or will pay when due, all taxes related to operations through the

Closing  Date;  all taxes that Seller is or was required by law to withhold or collect have been  duly  withheld  or  collected,  and,  to  the  extent required,  have been paid to the proper authority.  Seller will pay all  ad valorem taxes  due  for  1998  with  respect  to the Assets.  No Singapore,

federal or state income or other tax liability  for  periods  prior  to the

Closing  Date  will  accrue  to  Purchaser  as a result of the transactions contemplated by this Agreement.

          (s)  PROPRIETARY  RIGHTS.   Schedule   10(s)  lists  all  of  the

Proprietary Rights.  The Seller owns or has a valid, prepaid license to use the entire right, title and interest in and to the Proprietary Rights.  The

Seller has not granted any licenses to third parties with respect to any of the Proprietary Rights.  There is no pending or, to the best knowledge of

                                    18

Seller  or Shareholder, threatened, challenge to the  use  of  any  of  the

Proprietary Rights.  Use of the Proprietary Rights does not infringe on the

right, title  or  interest  of  any  third  party.   Seller  has  valid and

transferable licenses to use the licensed Proprietary Rights identified  on

Schedule  10(s),  and  no consent of any party is required to transfer such

licenses.   Seller  uses  the  customer  programs  and  other  instructions identified on Schedule 10(s)  and  has  the  right  to transfer use of such programs and instructions to Purchaser.

          (t)  EMPLOYEE MATTERS.  None of the Seller's  employees at either

Location  is  represented by a union, and no union organization  activities

are in progress  at  either  Location.   The  Seller is not a party to, and

there  is  not  in  effect,  any union contracts or  collective  bargaining agreements.  Schedule 10(t) lists  all  of  the  Seller's  employees at the

Locations, their job titles, service dates, accrued vacation  and time-off,

accrued  bonuses  (including  Singapore 13th month), rates of pay  and  all benefits (including insurance); such schedule will be updated at Closing as

to accrued but unpaid compensation  and  benefits.   Except  as  set out on

Schedule  10(t),  there  are  no  open claims for workers' compensation  or similar benefits by any employee at either Location.

          (u)  ACCURATE  COPIES.   All   copies   of  Contracts,  Financial

Statements,  the  Disclosure Package and updated Schedules  and  any  other document or instrument  required  to  be delivered to Purchaser pursuant to the terms of this Agreement are and will  be  true,  correct  and  complete copies of the document or instrument represented thereby.

          (v)  BROKERS.   Neither  the  Seller or Shareholder nor any party

acting on their behalf has agreed to pay  any  party a commission, finder's fee or similar payment in regard to this Agreement  or  any  matter related thereto  nor  has  taken  any action on which a claim for any such  payment could be based.



                                    19

          (w)  CONDITION OF  ASSETS.   To  the  best knowledge of Seller or

Shareholder, all Assets (whether owned or leased) and all Customer Property are in good operating condition and repair and fit  for  the  use for which intended, ordinary wear and tear excepted.

          (x)  ACCURACY  OF INFORMATION.  No representation or warranty  of

Shareholder or Seller contained  in  this Agreement, including the Exhibits and  Schedules,  contains,  as  of the date  made  or  the  date  on  which reaffirmed, any untrue statement  of  a material fact or omits any material fact necessary in order to make the statements contained herein or therein,

not misleading or necessary in order to  provide a prospective purchaser of the Assets with full information as to the Seller and its affairs.

          (y)  DAMAGED/LOST DEVICES.  There  are  no  unresolved  claims by customers  for damaged or lost Devices at the Locations and neither  Seller or Shareholder knows of any basis for such claims.

          (z)  CUSTOMERS.   Schedule  10(z) sets out the Seller's customers

at the Locations for the period January  1,  1998  through October 31, 1998 and the amount of business done by each prior to October  31,  1998  and an estimate  of  business  for  each for December, 1998.  Except as set out on

Schedule 10(z), since January 1, 1998, no customer who accounted for 10% of the Seller's gross sales at the  Locations  in  the prior twelve months has discontinued or materially decreased, or has given written notice to Seller that it will discontinue or materially decrease,  its rate of business done with Seller, except that Motorola has given notice that it will be reducing the  business  sent to the Austin Location by 70% to  75%  by  June,  1999.

Neither Seller nor  Shareholder has any reason to believe that any customer or supplier will not  continue  to  do  business  with  Purchaser after the purchase of the Assets.

                                    20

          (aa) NATURE OF SELLER'S BUSINESS.  Seller's principal business is the  Processing  of Devices for others and not the sale of  inventory  from stock.  The California  Bulk  Sales  laws do not apply to the sale provided for herein.

          (bb) SOLVENCY.  On the date  hereof,  and  the day after Closing,

after giving effect to the transactions provided for herein, Seller will be solvent and able to pay its bills and obligations as they come due.

          (cc) INVESTMENT EXPERIENCE.  Seller is an "accredited  investor",

as defined in Rule 501(a) of the Securities Act of 1933 ("Securities Act").

Seller  acknowledges  receipt  of  the  documents listed on Schedule 11(d).

Seller is aware of Purchaser's business affairs and financial condition and has had access to and has acquired sufficient  information  about Purchaser to reach an informed and knowledgeable decision to accept the  RI Shares in partial payment for the Assets.  Seller and Shareholder have such  business and  financial  experience  as  is required to give Seller the capacity  to evaluate the RI Common Stock.

          (dd) INVESTMENT INTENT.   Seller  is  accepting the RI Shares for

its own account, for investment purposes only, and  not with a present view to, or for, resale or distribution, within the meaning  of  the  Securities

Act.  Seller understands that the RI Shares have not been registered  under the  Securities  Act  or registered or qualified under any state securities law in reliance on specific  exemptions  therefrom,  which  exemptions  may depend  upon,  among  other  things,  the  bona  fide  nature  of  Seller's

investment  intent,  as  expressed  herein.   Seller  will not, directly or

indirectly,  offer,  sell,  pledge, transfer or otherwise  dispose  of  (or solicit any offers to buy, purchase  or  otherwise acquire or take a pledge

of) any of the RI Shares except in compliance  with the Securities Act, the rules  and  regulations thereunder and applicable  state  securities  laws.

Seller understands  that  it  must hold the RI Shares for at least one year and then can sell the RI Shares in compliance with

                                    21

Rule 144 of the SEC, and that certificates  representing the RI Shares will be imprinted with a legend which restricts transfer as herein stated.

          (ee) NO REGISTRATION:  ECONOMIC RISK.   Seller  understands  that

the  RI  Shares  have  not been registered under the Securities Act, or any other securities law or  regulation,  that  the  RI  Shares must be held by

Seller indefinitely, unless a subsequent disposition thereof  is registered under  the  Securities  Act or is exempt from such registration thereunder.

Seller further understands that the RI Shares have not been qualified under the General Corporation Law  of  the  State  of California (the "California

Law")  by  reason  of  their  issuance  in a transaction  exempt  from  the qualification requirements of the California Law.

          (ff) ACCESS TO PURCHASER RECORDS.   During the negotiation of the

transactions contemplated herein, Seller has been  afforded  full access to records, documents, and other information concerning Purchaser,  and Seller and Shareholder have been afforded an opportunity to ask such questions  of

Purchaser's  officers  and representatives concerning Purchaser's business,

operations, financial condition,  assets,  liabilities  and  other relevant matters  as Seller and Shareholder have deemed necessary or desirable,  and

Seller and  Shareholder  have  been  given all such information as has been requested in order to evaluate the merits  and  risks  of  the  prospective investment contemplated by receipt of the RI Shares.

          (gg) LEGEND.     Seller   understands   that   each   certificate

representing the RI Shares to  be  issued  in  accordance with the terms of this Agreement shall be endorsed with the following legend:





                                    22

          THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH LAWS COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF SUCH SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT.

     A "stop transfer"  order  will  be  placed against the RI Shares until compliance with such legend.  Purchaser will  remove  such legend and "stop transfer"  order  when  permitted under the Securities Act  and  applicable state securities laws.

     11.  REPRESENTATIONS   AND   WARRANTIES   BY   PURCHASER.    Purchaser

represents and warrants as follows:

          (a)  CORPORATE.  Purchaser is a corporation  duly  organized  and validly  existing,  in good standing, under the laws of the State of Texas,

with the corporate power  to  carry on its business as now conducted and to enter into and perform its obligations under this Agreement.

          (b)  AUTHORIZATION.   The  execution, delivery and performance by

Purchaser of this Agreement and all transactions  provided  for herein have been  duly  and  validly authorized by Purchaser.  Purchaser has  the  full corporate right, power  and  ability  to  enter  into  this  Agreement  and

consummate  the  purchase  of  the  Assets.   The  execution,  delivery and

performance of this Agreement by Purchaser will not violate the Articles of



                                    23

Incorporation  or  bylaws  of Purchaser.  By Closing, Purchaser shall  have obtained  such  waivers  or consents  as  may  be  necessary  so  that  the performance by Purchaser of  its obligations hereunder will not violate the terms of any material agreement  to  which Purchaser is a party or by which it or its properties are bound.  This  Agreement and each document required to be executed by Purchaser in connection  herewith  constitutes,  or  will constitute  when  delivered,  the  legal,  valid  and binding obligation of

Purchaser,   enforceable  against  Purchaser  in  accordance   with   their

respective terms.

          (c)  RI  SHARES.   The RI Shares delivered in partial payment for

the Purchase Price will be duly  authorized,  fully paid and non-assessable shares of Purchaser's Common Stock.

          (d)  SEC MATERIAL.  Since January 1,  1998,  Purchaser  has filed the reports, schedules, forms, statements and other documents with  the SEC listed  on  Schedule  11(d) hereto (the "RI Documents").  The RI Documents,

and any additional reports, forms and documents filed by Purchaser with the

SEC after the date hereof  until the Closing Date, complied, or will comply in all material respects with  the  requirements of the Securities Exchange

Act of 1934, as amended, as applicable,  and  the  rules and regulations of the SEC promulgated thereunder.  The Purchaser has made  no  filings  under the  Securities  Act  of  1933,  as  amended,  since  January 1, 1998.  The

Purchaser will provide to Seller any report, schedule,  form,  statement or other  document filed with the SEC between the date hereof and the  Closing

Date.

          (e)  BROKERS.   Neither  Purchaser  nor  any  party acting on its

behalf  has  agreed to pay any party a commission, finder's  fee  or  other similar payment  in  regard  to this Agreement or any matter related hereto nor has taken any action on which  a  claim  for  any such payment could be based.



                                    24

          (f)  NO  MATERIAL  ADVERSE  CHANGE.   Since September  30,  1998,

Purchaser has conducted its business in the ordinary  course, and there has not occurred: (a) any material adverse change in the financial condition of

Purchaser,  except  as  disclosed  in the Form 10-Q for the  quarter  ended

September 30, 1998, Purchaser's press  releases listed on Schedule 11(d) or as disclosed to Shareholder; or (b) any amendment or change to the Articles of Incorporation or bylaws of Purchaser.

          (g)  LITIGATION.    There  is  no   litigation,   proceeding   or

investigation at law or in equity  pending,  or  to  the  best knowledge of

Purchaser, threatened, against Purchaser in any foreign, federal  or  state court or governmental commission, department or agency, which challenges or seeks to prevent, enjoin, alter or materially delay any of the transactions contemplated by this Agreement.

     12.  ADDITIONAL COVENANTS OF SELLER.

          (a)  Seller  hereby  agrees  that  pending  Closing and except as otherwise consented to or approved by Purchaser in writing:

               (i)  Seller  shall  carry on its business at  the  Locations diligently, in the normal course  and substantially in the same manner as heretofore, except as otherwise provided herein.

               (ii) Seller will use its  best  efforts  to:   (i)  preserve

     Seller's  business  organization  at  the  Locations  intact; and (ii)

     preserve the goodwill of the Seller's suppliers, customers  and others having business relations with it.

               (iii)  Seller  will  duly comply with all provisions of  the

     Contracts, and comply with all applicable laws which if violated might impair the conduct of its business or impose liability on the business or  owner  of such business.  Seller  will  not  enter  into  any  new agreement which  would  have  to  be  listed as a Contract without the consent of Purchaser.

                                       25

               (iv) Seller will (i) maintain  and preserve the value of the

     Assets and the Customer Property and (ii)  make  any and all necessary

     repairs   to,   and   continue   all  normal  servicing,  replacement,

     maintenance and upkeep of the Assets and Customer Property.

               (v) Seller will not grant  any  increase in the rates of pay of  any  of  the  employees  at  the  Locations except  for  scheduled increases not in excess of amounts typical  for normal review periods,

     or grant or increase any benefits provided for  any of such employees,

     or pay any bonuses.

               (vi)  Shareholder  will  use best efforts  to  cause  to  be fulfilled the conditions to Closing set out in Sections 13 and 14.

               (vii) The Seller and Shareholder  shall  use  all reasonable efforts to obtain any consents necessary with respect to the Contracts which would be breached by the transactions provided for herein if not consented to.

          (b)  Seller  authorizes  Purchaser  and  Purchaser's Designee  to discuss employment opportunities with Seller's employees  prior  to Closing and to offer employment to selected Seller's employees at the Locations.

          (c)  Seller  agrees  to  obtain an estoppel certificate from  the landlord  for the Austin Location in  substantially  the  form  of  Exhibit

12(c).

          (d)  Seller  agrees to obtain acknowledgments from customers with respect to Customer Property  at  the Locations, such acknowledgments to be substantially the form of Exhibit 12(d)-1, and not to accept or release any

Customer  Property  after  the  execution  of  any  acknowledgment  without obtaining a new acknowledgment to  reflect  such  additions  or  deletions.

Seller  will  obtain from each customer at the Locations a confirmation  of

Devices at each  Location  as  of the Closing Date and an agreement to look only to Seller



                                    26
with respect to any discrepancy  in  the  count  of  Devices  or  damage to

Devices  prior  to Closing, such acknowledgment to be in substantially  the form of Exhibit 12(d)-2.

     13.  CONDITIONS PRECEDENT TO PURCHASER'S OBLIGATIONS.  All obligations of Purchaser under this Agreement are subject to the fulfillment of each of the following conditions:

          (a)  Purchaser  shall  not  have  discovered  any material error,

misstatement  or omission in the representations and warranties  of  Seller and Shareholder contained in this Agreement.

          (b)  Seller's  and  Shareholder's  representations and warranties contained in this Agreement shall be true at the  time  of  Closing and all obligations  and  agreements required by this Agreement to be performed  by

Seller or Shareholder shall have been performed, and Seller and Shareholder shall have delivered  to  Purchaser  an  appropriate  certificate  to  such effect.

          (c)  Purchaser  or  Purchaser's  Designee,  as appropriate, shall have obtained any licenses or permits required to operate  the  business at the Locations.

          (d)  From  the  date  of  this Agreement to the Closing Date,  no material adverse change shall have occurred  in  Seller's  business  at the

Locations, properties, prospects or financial results, including any damage to the Assets, except as disclosed herein.

          (e)  None  of  the  parties  hereto  shall  be a party to or have received  notice  of  any  suit  to enjoin or restrain any or  all  of  the transactions contemplated herein or to nullify or render ineffective all or any part of such transactions if accomplished.

          (f)  All consents required  for  the  consummation  of  the  sale provided for herein shall have been obtained.



                                    27

          (g)  Purchaser  shall  have  completed  its  financial, legal and business  review  of the Assets and the business at the Locations,  and  be satisfied in its sole discretion with the results thereof.

          (h)  Purchaser  shall  have received the estoppel certificate and acknowledgments referred to in Sections  12(c)  and  12(d),  and shall have obtained  a letter of commitment from Jurong Town Corporation for  a  lease for the Singapore Location.

          (i)  Purchaser shall have received an opinion of Seller's counsel in form and content satisfactory to Purchaser with respect to those matters set out on Exhibit 12(j).

          (j)  The  persons  listed  on  Exhibit  12(k) shall have accepted employment with Purchaser after Closing, and Purchaser  shall have obtained necessary work passes and permits for at least 50% of the  foreign  workers to be hired by Purchaser at the Singapore Location.

          (k)  Purchaser's   counsel  shall  have  approved  the  form  and

substance  of  all bills of sale,  assignments  and  other  instruments  of conveyance.

          If Purchaser  proceeds  with  Closing,  Purchaser shall be deemed satisfied that all conditions to its Closing shall  have  been met or shall have  waived  such  conditions,  provided however, that Closing  shall  not constitute a waiver of any breached representation or warranty.

     14.  CONDITIONS  PRECEDENT  TO   THE   OBLIGATIONS   OF  SELLER.   All

obligations  of Seller under this Agreement are subject to the  fulfillment prior to Closing of each of the following conditions:

          (a)  Seller   shall  not  have  discovered  any  material  error,

misstatement or omission in the representations and warranties by Purchaser contained in this Agreement.



                                    28

          (b)  All representations and warranties of Purchaser contained in this Agreement shall be true as of the Closing Date and all obligations and agreements required by this  Agreement  to  be performed by Purchaser shall have  been  performed,  and Purchaser shall have  delivered  to  Seller  an appropriate certificate to such effect.

          (c)  None of the  parties  hereto  shall  be  a  party to or have received  notice  of  any  suit  to  enjoin or restrain any or all  of  the transactions contemplated herein or to nullify or render ineffective all or any part of such transactions if accomplished.

          If Seller proceeds with Closing, Seller shall be deemed satisfied that all conditions to its Closing shall have been met or shall have waived such conditions, provided however, that  Closing  shall  not  constitute  a waiver of any breached representation or warranty.

     15.  DESIGNATION OF ASSIGNEE.  Purchaser shall purchase and take title to all Assets,  assumed Contracts and Customer Property associated with the

Austin  Location  and  hereby  designates  Reliability  Singapore  Pte  Ltd

("Purchaser's Designee")  to  consummate  Purchaser's rights hereunder with respect to all Assets, assumed Contracts and  Customer  Property associated

with  the  Singapore  Location.   Seller  agrees  to  accept  payment  from

Purchaser   and  Purchaser's  Designee  and  performance  from  Purchaser's

Designee with respect the Singapore Location.

     16.  INDEMNIFICATION.

          (a)  From  and  after  the  Closing Date, Seller and Shareholder,

jointly  and  severally, agree to indemnify  and  hold  Purchaser  harmless against any and all taxes, claims, liabilities, losses, expenses (including costs of investigation),  fees  (including  without  limitation  reasonable attorneys' fees and accounting fees), damages, including without limitation

amounts   of   judgments   and/or  amounts  paid  in  settlement  or  costs

(collectively,  all of the foregoing  being  called  "Costs")  suffered  or incurred by Purchaser

                                    29
or Purchaser's Designee  and  arising  out  of  or  attributable to (i) any breach of any representation, warranty or covenant made  by  Shareholder or the  Seller  herein  or  in  any  certificate or writing furnished pursuant hereto, (ii) any nonfulfillment of  any agreement hereunder or entered into

in connection herewith by Seller or Shareholder,  or  (iii)   any  claim or

liability, known or unknown, arising out of, or by virtue of, or based upon the  Seller's  business and operations other than to the extent assumed  by

Purchaser herewith.   Purchaser  agrees to give Seller prompt notice of any

claim  which  could  result  in  a  claim  for  indemnification  hereunder;

provided, however, that any failure on  the  part of Purchaser to so notify

Seller  shall not limit any of the obligations  of  Seller  or  Shareholder under this Section 16 unless the ability to defend such claim is materially prejudiced  by such failure or delay.  Seller and/or Shareholder shall have

the  right  to   assume   the  defense  thereof,  with  counsel  reasonably

satisfactory to Purchaser,  and  after  notice  to Purchaser that Seller or

Shareholder will assume such defense, neither Seller  nor  Shareholder will be  liable  to Purchaser or Purchaser's Designee for any further  legal  or other expenses  incurred by Purchaser or Purchaser's Designee in connection with the defense  thereof, other than the reasonable costs of investigation

or  assistance  by  Purchaser   or  Purchaser's  Designee.   Purchaser  and

Purchaser's Designee may participate  actively,  at their expense if Seller or  Shareholder  has assumed the defense, in any negotiations,  lawsuit  or other resolution of  such  claim.  If neither Seller nor Shareholder assume the defense, Purchaser or Purchaser's  Designee  may  defend  the claim, at

Seller   and   Shareholder's   expense,  and  Purchaser's  and  Purchaser's

Designee's reasonable expenses of  defense  will  be  reimbursed  by Seller and/or  Shareholder  on a monthly basis as paid by Purchaser or Purchaser's

Designee.  If Seller or  Shareholder  assumes  the defense of such claim or litigation, Purchaser shall have the right to approve  any settlement if it would divest

                                    30

Purchaser  or Purchaser's Designee of any Asset, affect operations  at  the

Locations or  require  any  action or in-action by Purchaser or Purchaser's

Designee.

          (b)  From  and  after  the  Closing  Date,  Purchaser  agrees  to indemnify and hold Seller and  Shareholder  harmless  against  any  and all

Costs  suffered  or  incurred  by  either  of  them  and  arising out of or attributable to (i) any breach of any representation, warranty  or covenant made by Purchaser herein or in any certificate or writing furnished  by  it pursuant  hereto,  (ii)  any  nonfulfillment  of any agreement hereunder or entered  into  in  connection herewith by Purchaser,  or  (iii)  any  claim arising out of or by virtue of the Purchaser's business and operations from and after the Closing  Date.  Seller agrees to give Purchaser prompt notice of any claim which could  result  in a claim for indemnification hereunder.

Purchaser shall have the right to assume  the defense thereof, with counsel reasonably satisfactory to Seller, and after  notice from Purchaser that it will  assume  such  defense,  Purchaser will not be  liable  to  Seller  or

Shareholder for any further legal  or  other expenses incurred by Seller or

Shareholder  in  connection  with  the  defense  thereof,  other  than  the reasonable  costs  of investigation or assistance  required  by  Purchaser.

Seller and Shareholder  may  participate  actively,  at  their  expense  if

Purchaser  has  assumed  the defense, in any negotiations, lawsuit or other resolution of such claim.  If Purchaser does not assume the defense, Seller or Shareholder may defend  the  claim,  at Purchaser's expense and Seller's and/or Shareholder's reasonable expenses  of  defense will be reimbursed by

Purchaser on a monthly basis as paid by Shareholder or Seller.

          (c)  Any indemnification provided for under this Section 16 shall be due if any claim is successfully defended against, to the same extent it would have been due if the claim had been successful.

          (d)  Any amounts due by Seller for indemnification  may be offset against the Note.

                                    31

          (e)  Notwithstanding   the   foregoing,   in   no   event   shall

Shareholder's  or Seller's liability for indemnification under this Section

16 exceed $1,000,000  in  the  aggregate;  such $1,000,000 does not include amounts payable to Purchaser under Section 7(c)  with  respect  to employee liabilities  assumed  by  Purchaser  and/or Purchaser's Designee. Purchaser

shall not be entitled to be indemnified  under  this  Section 16 unless and until Purchaser's and Purchaser's Designee's aggregate  Costs have exceeded

$25,000,  and  then  only  to  the  extent that such Costs exceed  $25,000;

provided however, that such minimum shall  not  apply  to  a  breach of the representations  in  Section  10(k),  nor  to  the payments required  under

Section 7(c).

     17.  NON-COMPETITION AGREEMENT.

          (a)  Seller and Shareholder agree that  for a period of two years after the Closing Date, neither will, directly or indirectly,  own, manage,

operate, control, serve as an officer, director, employee or consultant  of or  be  connected in any way with, or to have any interest or investment in any corporation,  partnership, proprietorship or other entity which carries on a Device Processing  business anywhere within a 75-mile radius of either

Location.  In addition to  the  foregoing,  neither  Seller nor Shareholder will, for a period of two years after Closing, solicit  any employee of the

Purchaser  for  the  purpose  of  inducing  such  employee  to resign  from

employment.   From the date hereof to Closing, Seller shall encourage  each employee of the Seller that Purchaser wishes to employ to accept employment

with the Purchaser.   Notwithstanding the foregoing, Shareholder may own up

to  5% of the outstanding  publicly  traded  stock  of  any  company  which operates  a  Device  Processing business and whose stock is registered with the  SEC, so long as neither  Seller  nor  Shareholder  manages,  operates,

serves as an officer, director, employee or consultant to, such company and

holds  the  stock  solely  as  an  investment.   The  RI  Shares are also a

permitted investment of Seller.

                                    32

          (b)  Seller  and  Shareholder  acknowledge that their  respective agreements  not to compete with Purchaser are  necessarily  of  a  special,

unique and extraordinary  nature,  and  that the loss arising from a breach hereof cannot reasonably and adequately be compensated by money damages and will cause the Purchaser to suffer irreparable harm.  Accordingly, upon the failure of Seller or Shareholder to comply  with  the terms of this section

at  any  time,  Purchaser  shall  be  entitled  to  injunctive   or   other

extraordinary  relief  in  case  of  such  breach, such injunctive or other extraordinary relief to be cumulative to, but  not  in  limitation  of, any other remedies to which the Purchaser may be entitled.

          (c)  Seller,  Shareholder and Purchaser hereby agree that in  the event that the non-competition covenants contained herein should be held by any court or other constituted  legal  authority  to  be  effective  in any particular  area  or  jurisdiction  only  if said covenants are modified to limit  their  duration  or scope, then the parties  hereto  shall  consider paragraph (a) of this Section 17 to be amended and modified with respect to that particular area or jurisdiction  so as to comply with the order of any such  court  or other constituted legal authority  and,  as  to  all  other

jurisdictions   or  political  subdivisions  thereof,  the  non-competition covenants contained  herein  shall  remain  in  full  force  and  effect as originally  written.  Seller, Shareholder and Purchaser further agree  that in the event  that the non-competition covenants contained herein should be held by any court  or  other  constituted  legal  authority  to  be void or

otherwise   unenforceable   in   any   particular   area   or  jurisdiction

notwithstanding  the  operation  of  this  paragraph (c), then the  parties hereto shall consider this section to be amended  and  modified  so  as  to eliminate  therefrom  that particular area or jurisdiction as to which such non-competition covenants are so held void or otherwise unenforceable, and,

as to all other areas and  jurisdictions  covered  by  the  non-competition covenants, the terms and provisions hereof shall remain in full  force  and effect as originally written.

                                    33

     18.  TRANSFER  TAXES.   All sales, use, stamp, transfer, and Singapore

goods and services taxes, owed  as the result of the sale of the Assets and assumption of the assumed Contracts, and any recording, transfer or similar fees  or  charges  shall be borne by  Purchaser  or  Purchaser's  Designee,

provided however, that,  with  respect  to the Singapore goods and services tax, if Seller can recover such tax from  the Singapore authorities, Seller shall  pay  such  tax, and provided further, that  if  neither  Purchaser's

Designee or Seller  can  recover  such tax, then Purchaser's Designee shall pay one-half of such tax and Seller shall pay one-half of such tax.

     19.  DAMAGE TO ASSETS.  In the  event  of  any  damage  to  any of the

Assets   before  Closing  by  reason  of  Act  of  God,  theft,  vandalism,

destruction,  condemnation,  fire  or other similar cause, the Seller shall give  Purchaser immediate written notice  (a  "Casualty  Notice")  of  such

event.   In such notice, the Seller shall indicate its best estimate of the extent of  the  damage  or  taking; the amount of insurance or condemnation award  available;  and if repairable,  the  length  of  time  required  for restoration and the  cost thereof.  Purchaser shall have the option, at its sole discretion, (i) to  require  the Seller to restore any damage or loss,

or (ii) to require the Seller to pay the insurance or condemnation proceeds therefor to Purchaser, or (iii) to terminate this Agreement.

     20.  CLOSING  DOCUMENTS.  At the  Closing,  Seller  shall  deliver  to

Purchaser and/or Purchaser's Designee, as appropriate:

          (a)  bills  of  sale  sufficient  under  applicable  local law to transfer the Assets to Purchaser and/or Purchaser's Designee;

          (b)  all   consents   to  assignment  required  by  the  assigned

Contracts, including consents regarding Backlog and Work-in-Progress;

          (c)  keys to the Locations;

          (d)  an executed copy of all assigned Contracts;

                                    34

          (e)  all updated Schedules  or  Exhibits  required  by  the terms hereof;

          (f)  possession of the Assets;

          (g)  evidence   of   release  of  all  liens,  charges,  security

interests, encumbrances, etc. per Section 10(i);

          (h)  the  acknowledgments   required   by   Section   12(d)   and

certificate required by Section 12(c); and

          (i)  such  certificates and other instruments as may be necessary

to  consummate  the  transactions   herein   contemplated  or  fulfill  the

conditions to Closing as herein described.

     At  Closing,  Purchaser and Shareholder will  enter  into  a  mutually acceptable consulting agreement pursuant to Section 21.

     At the Closing, Purchaser and/or Purchaser's Designee, as appropriate,

shall deliver to Seller:

          (a)  $1,000,000, by cashier's check or wire transfer;

          (b)  certificates for 475,000 shares of Purchaser's Common Stock;

          (c)  the Note;

          (d)  an assumption of the assumed Contracts; and

          (e)  such  certificates and other instruments as may be necessary to  consummate the transactions  contemplated  herein  or  to  fulfill  the conditions to Closing as herein described.

     21.  CONSULTING  AGREEMENT.   Shareholder  agrees  to enter into a two

year  consulting agreement with Purchaser to provide transition  assistance and sales support services to Purchaser and Purchaser's Designee. Purchaser shall  pay  Shareholder  $150,000  per  year  pursuant  to  the  consulting agreement.



                                    35

     22.  MAIL  AFTER  CLOSING.   From  and  after  Closing,  Purchaser and

Purchaser's Designee may receive and open all mail addressed to  Seller and received  at  the  Locations  and  deal  with  the  contents thereof in its discretion to the extent such mail and the contents relate  to the business formerly  conducted  by  the Seller at the Locations and then conducted  by

Purchaser, the Assets or the  assumed Contracts.  Purchaser agrees to cause to be delivered to the Seller all  other  mail  addressed to the Seller and received by Purchaser.

     23.  SURVIVAL  OF  REPRESENTATIONS  AND  WARRANTIES.    All   of   the

representations  and  warranties  contained  in  Section  10  shall survive

Closing for a period of eighteen months; provided, however, that  if, prior to  termination  of a representation and warranty, Purchaser or Purchaser's

Designee shall have  received  a  claim against either of them from a third party for which indemnification applies  or  Purchaser shall have delivered

to   Seller   written   notice   of  a  suspected  breach   of   identified

representations and warranties, then,  those representations and warranties as to which Purchaser has notified Seller  of  a  suspected breach or which relate to or are the basis for a possible claim for  indemnification  based on  an asserted third party claim shall survive until the third party claim is resolved  or  Purchaser  has finally ascertained the existence or not of the suspected breach, and, if  a  breach,  has  resolved its claim for such breach.  All representations and warranties contained  in  Section 11 shall survive Closing for eighteen months; provided, however, that,  if, prior to the  termination  of  a  representation  and  warranty,  Seller  shall have delivered  to  Purchaser written notice of a suspected breach of identified

representations   and   warranties,  such  identified  representations  and

warranties shall survive until Seller has finally ascertained the existence or not of such a breach,  and, if a breach, has resolved its claim for such breach.



                                    36

     24.  EXPENSES.  Except  as hereinafter provided, all fees and expenses for lawyers, accountants or other  advisors  and  consultants  shall be the sole  responsibility  of  the  party engaging the services of such parties.

The fees of EY to conduct the audit  described in Section 9 will be paid by

Purchaser.

     25.  PUBLICITY.   None  of  the parties  hereto  or  their  respective

affiliates or advisors shall publicly  disclose  (whether by press release,

discussion with persons not party to this Agreement  or  filing of a report or  disclosure  with  any governmental authority) the matters  contemplated hereby  unless and until  the  party  proposing  such  publicity  or  other disclosure  shall  have  supplied  the  proposed  text  or  content of such disclosure to the other parties for review and comment at least twenty-four hours  prior  to  release;  provided,  however,  that if in the good  faith opinion  of  counsel  to the releasing party, such disclosure  is  required under federal or state  law  to  be  made sooner, a copy of such disclosure shall be made available to all other parties  as  soon  as possible, but in any event prior to release.  This section shall not limit the right of each of  the parties to discuss this transaction with their respective  lawyers,

accountants  and  bankers  and  those  employees who have a need to know in order to consummate this transaction.

     26.  NO  STOCK  TRADING.   Neither  Seller,   Shareholder,   nor   any

stockholder  of  Seller,  or  any officer or director of Seller will buy or sell any stock of Purchaser until the transactions provided for herein have been closed or this Agreement is terminated.

     27.  FUTURE DOCUMENTS.  Seller  and  Purchaser  agree to cooperate and execute  such  additional  instruments as may be needed to  effectuate  the sale, transfer, assignment and conveyance provided for herein.

     28.  ASSIGNMENT.  Except as provided in Section 15, this Agreement may not be assigned by any party hereto.



                                    37

     29.  AMENDMENTS.  This  Agreement  may  be amended or modified, or any requirement contained herein waived, by and only  by  a  written instrument executed by Purchaser and Seller.

     30.  COUNTERPARTS.   This Agreement may be executed simultaneously  in

multiple counterparts, all  of  which together shall constitute one and the same instrument.

     31.  PARTIES BOUND.  This Agreement  shall inure to the benefit of and be  binding  upon Seller, Shareholder and Purchaser  and  their  respective successors, heirs, legal representatives and permitted assigns.

     32.  NOTICES.    All   notices,   requests  and  other  communications

hereunder shall be in writing and shall  be  deemed to have been duly given if delivered by hand or mailed, certified mail with postage prepaid:

          (a)  If to Seller, to  Basic Engineering  Services and Technology

Labs,  Inc., 3600 Peterson Way, Santa Clara, CA 95040  Attn:  Isam  Qubain,

with a copy  to  Lillian  G. Stenfeldt, Gray Cary Ware Freidenrich LLP, 400

Hamilton Avenue, Palo Alto, California 94301.

          (b)  If to Purchaser,  to  Reliability  Incorporated,  ATTENTION:

Larry Edwards, President 16400 Park Row, Houston, Texas 77084, with  a copy to Gail J. McDonald at Butler & Binion, L.L.P., 1000 Louisiana, Suite 1600,

Houston, Texas 77002.

     33.  NO  WAIVERS.   Investigations  or examinations made by Purchaser,

its  counsel,  accountants,  employees or representatives  and  information obtained  as  a  result  thereof shall  not  constitute  a  waiver  of  any representation, warranty,  obligation,  covenant  or agreement of Seller or

Shareholder.

     34.  HEADINGS.   The headings to the sections of  this  Agreement  are

inserted for convenience and shall not affect the meaning or interpretation of this Agreement.

                                    38

     35.  TEXAS LAW.  This  Agreement and the rights and obligations of the parties hereunder shall be governed  by,  and  construed and interpreted in accordance with, the laws of the State of Texas.

     36.  ENTIRE  AGREEMENT.   This  Agreement,  including   the  Exhibits,

Schedules and other documents referred to herein which form a  part hereof,

contains the entire understanding of the parties hereto with respect to the subject matter contained herein and therein.  This Agreement supersedes all prior  agreements  and  understandings between the parties with respect  to such subject matter.



     IN WITNESS WHEREOF,  the parties have caused this Agreement to be duly executed as of the day and year first above written.

                              RELIABILITY INCORPORATED


                              By: /s/ Larry Edwards
                                   Larry Edwards, President


                              BASIC ENGINEERING SERVICES
                                AND TECHNOLOGY LABS, INC.

                              By: /s/ Isam Qubain
                                   Isam Qubain, President


                                    /s/ Isam Qubain
                                   Isam Qubain






                                    39

EXHIBITS

2(d)      Assumed Contracts
2(j)      Transferred Prepaids, Deposits
3         Purchase Price Allocation
4         Note
9(a)      Audit Requirements
12(c)     Estoppel Certificate
12(d)-1   Customer Property Acknowledgment Form
12(d)-2   Device Acknowledgment
12(j)     Opinion Matters
12(k)     Key Persons to Employ


SCHEDULES

10(c)     Governmental, Lender Consents Needed*
10(d)     Assets, Customer Property*
10(g)     Financial Statements; Changes since November 1, 1998
10(i)     Liens*
10(j)     All Contracts, Consents Needed to Transfer*
10(k)     Licenses, Permits, Compliance with Laws*
10(l)     Work-in-Progress, Backlog, Consents Needed to Assign*
10(m)     Fee Schedule
10(o)     Construction, Change in Access
10(p)     Y2000 Issues
10(q)     Litigation*
10(s)     Proprietary Rights*
10(t)     Employee Matters*
10(z)     Customers
11(d)     Purchaser SEC documents








                                    40
                                    44